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                                                                   EXHIBIT 10.16


                                 AMENDMENT NO. 1
                               TO PROMISSORY NOTE
                             DATED JANUARY 27, 2000

         This Amendment to Promissory Note dated January 27, 2000 (the "Note") issued by PrivilegeOne Networks, Inc., a Delaware corporation, to Calton, Inc., a New Jersey corporation, the obligations under which have been assumed by PrivilegeOne Networks, LLC, a Delaware limited liability company.

1. AMENDMENT. The first sentence of the second paragraph of the Note is hereby amended to read in its entirety as follows:

                  "This Promissory Note shall bear interest at a rate of ten percent (10%) per annum. Interest shall be payable quarterly on the fifteenth (15th) day of each calendar quarter commencing with the quarter that begins on October 1, 2001."

2. WAIVER. Lender hereby waives its rights with respect to defaults due to the failure to make payments due under the Note which occurred prior to the execution of this Amendment No. 1.

         IN WITNESS WHEREOF, the parties have executed this Amendment this 9th day of February, 2001.

                                                     PrivilegeOne Networks, Inc.


                                                 By:
                                                    ---------------------------

                                                     PrivilegeOne Networks, LLC


                                                 By:
                                                    ---------------------------

                                                     Calton, Inc.


                                                 By:
                                                    ---------------------------